POWER OF ATTORNEY

The undersigned, Bruce R. Bond, Susan J. Carter, Collette Chilton, Neil A. Cotty, Robert Fairbairn, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, John M. Perlowski, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish and Claire A. Walton, Directors/Trustees of each of the registered investment companies listed in Appendix A hereto, hereby authorize Benjamin Archibald, John Perlowski, Neal J. Andrews, Jay M. Fife, Jennifer McGovern, Scott Hilton and Janey Ahn, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 3rd day of January, 2019.

Signature	Title	Signature	Title

	Director/		Director/
Bruce R. Bond	Trustee	Cynthia A. Montgomery	Trustee

	Director/		Director/
Susan J. Carter	Trustee	Donald C. Opatrny	Trustee

	Director/		Director/
Collette Chilton	Trustee	John M. Perlowski	Trustee

	Director/		Director/
Neil A. Cotty	Trustee	Joseph P. Platt	Trustee

	Director/		Director/
Robert Fairbairn	Trustee	Mark Stalnecker	Trustee

	Director/		Director/
Lena G. Goldberg	Trustee	Kenneth L. Urish	Trustee

	Director/		Director/
Robert M. Hernandez	Trustee	Claire A. Walton	Trustee

Director/
Henry R. Keizer	Trustee

Appendix A

BBIF Money Fund

BBIF Treasury Fund

BIF Money Fund

BIF Treasury Fund

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage U.S. Total Market Fund, Inc.

BlackRock Asian Dragon Fund, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Financial Institutions Series Trust

BlackRock Focus Growth Fund, Inc.

BlackRock FundsSM

BlackRock Funds II

BlackRock Funds III

BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Long-Horizon Equity Fund

BlackRock Mid Cap Dividend Series, Inc.

BlackRock Natural Resources Trust

BlackRock Series, Inc.

BlackRock Series Fund, Inc.

BlackRock Variable Series Funds, Inc.

FDP Series, Inc.

Funds For Institutions Series

Managed Account Series

Master Advantage U.S. Total Market LLC

Master Focus Growth LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC

Master Money LLC

Master Treasury LLC

Quantitative Master Series LLC

Ready Assets Government Liquidity Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

EXECUTION VERSION

POWER OF ATTORNEY

The undersigned Christopher Ailman, Director/Trustee of each of the registered investment companies listed in Appendix A hereto, hereby authorizes John M. Perlowski, Jay M. Fife, Jennifer McGovern, Trent Walker and Janey Ahn, or any of them, as attorney-in-fact, to sign on her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statements on Form N-lA and the Registration Statements on Form N-14, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the    day of September, 2024.

Signature	Title

Christopher Ailman	Director/Trustee

Appendix A

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage SMID Cap Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock ETF Trust

BlackRock EuroFund

BlackRock Financial Institutions Series Trust

BlackRock FundsSM

BlackRock Funds II

BlackRock Funds III

BlackRock Funds VII, Inc.

BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock Large Cap Focus Growth Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Liquidity Funds

BlackRock Mid-Cap Value Series, Inc.

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

BlackRock Series, Inc.

BlackRock Sustainable Balanced Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Variable Series Funds, Inc.

Managed Account Series

Master Investment Portfolio

Quantitative Master Series LLC

POWER OF ATTORNEY

The undersigned Lori Richards, Director/Trustee of each of the registered investment companies listed in Appendix A hereto, hereby authorizes John M. Perlowski, Jay M. Fife, Jennifer McGovern, Trent Walker and Janey Ahn, or any of them, as attorney-in-fact, to sign on her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statements on Form N-1A and the Registration Statements on Form N-14, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the  th day of June, 2024.

Signature	Title

Lori Richards	Director/Trustee

Appendix A

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage SMID Cap Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock ETF Trust

BlackRock EuroFund

BlackRock Financial Institutions Series Trust

BlackRock FundsSM

BlackRock Funds II

BlackRock Funds III

BlackRock Funds VII, Inc.

BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock Large Cap Focus Growth Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Liquidity Funds

BlackRock Mid-Cap Value Series, Inc.

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

BlackRock Series, Inc.

BlackRock Sustainable Balanced Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Variable Series Funds, Inc.

Managed Account Series

Master Investment Portfolio

Quantitative Master Series LLC